SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934



       Filed by the Registrant [x]

       Filed by a Party other than the Registrant [ ]

       Check the appropriate box:
       [ ] Preliminary Proxy Statement      [ ] Confidential, for Use of the
                                                Commission Only (as permitted
                                                by Rule 14a-6(e)(2))
       [x] Definitive Proxy Statement

       [ ] Definitive Additional Materials

       [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                               TOFUTTI BRANDS INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[ ]      $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(1)(2)
         or Item 22(a)(2) of Schedule 14A.


[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)      Title of each class of securities to which transaction applies:

                              Common Stock $.01 par value

(2)      Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined):

(4)      Proposed maximum aggregate value of transaction:

(5)      Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)      Amount Previously Paid:

(2)      Form, Schedule or Registration Statement No.:

(3)      Filing Party:

(4)      Date Filed:

                               TOFUTTI BRANDS INC.
                                50 Jackson Drive
                           Cranford, New Jersey 07016
                            Telephone: (908) 272-2400





                                                                  April 30, 1998



To Our Shareholders:

     On behalf of the Board of Directors, I cordially invite you to attend the 1998 Annual Meeting of the Shareholders of Tofutti Brands Inc. The Annual Meeting will be held at 10:00 a.m. on Friday, May 29, 1998, at the Holiday Inn Select, 36 Valley Road, Clark, New Jersey. The Holiday Inn Select is located on the circle off exit 135 of the Garden State Parkway (telephone no. (732)574-
0100).

     We are gratified by your interest in Tofutti Brands and are pleased that you are part of our family of shareholders. We hope that you will be able to attend the meeting.

     The matters expected to be acted upon at the meeting are described in the attached Proxy Statement. During the meeting, shareholders who are present at the meeting will have the opportunity to ask questions.

     It is important that your views be represented whether or not you are able to be present at the Annual Meeting. Please sign and date the enclosed proxy card and promptly return it to us in the postpaid envelope.


                                            Sincerely,


                                            /s/David Mintz
                                            David Mintz
                                            Chairman
                                            and Chief Executive Officer

                               TOFUTTI BRANDS INC.
                              ---------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 29, 1998
                              ---------------------

                                                            Cranford, New Jersey
                                                                  April 30, 1998

     The Annual Meeting of Shareholders of Tofutti Brands Inc. will be held at the Holiday Inn Select, 36 Valley Road, Clark, New Jersey, on Friday, May 29, 1998 at 10:00 a.m., for the following purposes:

     1.   To elect four directors for the ensuing year;

     2. To approve an amendment to the Company's 1993 Stock Option Plan providing for an increase of 1,500,000 in the number of shares of the Company's Common Stock available for the grant of options;

     3.   To ratify the appointment of auditors; and

     4. To act upon any other matters that may properly be brought before the meeting and any adjournment thereof.

     Shareholders of record at the close of business on April 29, 1998 will be entitled to notice of and to vote at the meeting.


                                            By order of the Board of Directors,


                                            /s/Steven Kass
                                            Steven Kass
                                            Secretary



           PLEASE SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY
                   IN THE ENVELOPE PROVIDED FOR THAT PURPOSE.

                               TOFUTTI BRANDS INC.
                  50 Jackson Drive, Cranford, New Jersey 07016
                           --------------------------

                                 PROXY STATEMENT
                           --------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                                  May 29, 1998

     This Proxy Statement is furnished to shareholders of Tofutti Brands Inc. (the "Company") in connection with the Annual Meeting of Shareholders (the "Annual Meeting") to be held at 10:00 a.m. on Friday, May 29, 1998 at the Holiday Inn Select, 36 Valley Road, Clark, New Jersey, and at any adjournment thereof. The Tofutti Brands Inc. Board of Directors is soliciting proxies to be voted at the Annual Meeting.

     This  Proxy  Statement  and  Notice of Annual  Meeting,  the proxy card and
Company's   Annual  Report  to  Shareholders   are  expected  to  be  mailed  to
shareholders beginning May 1, 1998.


Proxy Procedure

     Only shareholders of record at the close of business on April 29, 1998 are entitled to vote in person or by proxy at the Annual Meeting.

     The Company's Board of Directors solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Annual Meeting. When a proxy card is returned properly signed and dated, the shares represented thereby will be voted in accordance with the instructions on the proxy card. If a shareholder does not return a signed proxy card or does not attend the Annual Meeting and vote in person, his or her shares will not be voted. Abstentions and "broker non-votes" are not counted in determining outcomes of matters being acted upon. They are counted only for determining a meeting quorum. If a shareholder attends the Annual Meeting, he or she may vote by ballot.

     Shareholders are urged to mark the boxes on the proxy card to indicate how their shares are to be voted. If a shareholder returns a signed proxy card but does not mark the boxes, the shares represented by that proxy card will be voted as recommended by the Board of Directors. The proxy card gives the individuals named as Proxies discretionary authority to vote the shares represented on any other matter that is properly presented for action at the Annual Meeting. A shareholder may revoke his or her proxy at any time before it is voted by: (i) giving notice in writing to the Secretary of the Company, (ii) granting a subsequent proxy; or (iii) appearing in person and voting at the Annual Meeting.

Cost of Solicitation

     The cost of soliciting proxies will be borne by the Company. Proxies may be solicited by directors, officers or regular employees of the Company in person or by telephone or other means. The Company will reimburse brokerage houses and other custodians, nominees and fiduciaries for their expenses in accordance with the regulations of the Securities and Exchange Commission concerning the sending of proxies and proxy material to the beneficial owners of stock.

Voting

     The outstanding voting stock of the Company as of April 29, 1998 consisted of 6,183,567 shares of Common Stock. The presence of a majority of the outstanding shares of the Common Stock, represented in person or by proxy at the meeting, will constitute a quorum. If a nominee for director receives a plurality of the votes cast by the holders of the outstanding shares of Common Stock entitled to vote at the Annual Meeting, he will be elected. An affirmative majority of the votes cast is required to approve the proposal to increase the number of shares of Common Stock reserved for issuance under the Company's 1993 Stock Option Plan (the "1993 Plan") and to ratify the appointment of auditors. Abstentions and broker non-votes are not counted in determining the number of shares voted for or against any nominee for director or any proposal.

     Management has received indications from the Company's Chief Executive Officer, the beneficial owner of approximately 50% of the outstanding shares of Common Stock, that he presently intends to vote in favor of all of the resolutions on the agenda for the Annual Meeting. The Company believes that its Chief Executive Officer owns a sufficient number of shares to elect the four nominees as directors, to approve the increase in the number of shares of Common Stock reserved for issuance under the 1993 Plan and ratify the appointment KPMG Peat Marwick LLP as the Company's independent auditors.

     The Company's Annual Report for the fifty-two week period ended December 27, 1997, which report is not part of this proxy solicitation, is being mailed to shareholders with this proxy solicitation. It is anticipated that this Proxy Statement and the accompanying form of proxy will first be mailed to shareholders on or about May 1, 1998.

Proxy Statement Proposals

     Each year at the Annual Meeting, the Board of Directors submits to shareholders its nominees for election as directors. Shareholders also vote to ratify or reject the auditors selected by the Board of Directors. In addition, the Board of Directors may submit other matters to the shareholders for action at the Annual Meeting.

     Shareholders of the Company also may submit proposals for inclusion in the proxy material. These proposals must meet the shareholder eligibility and other requirements of the Securities and Exchange Commission. In order to be included in the Company's 1999 proxy material, a shareholder's proposal must be received not later than January 4, 1999 at the Company's headquarters, 50 Jackson Drive, Cranford, New Jersey 07016, Attention:
Secretary.


                                     ITEM 1.

ELECTION OF DIRECTORS

     The Board of Directors (the "Board") has proposed that four directors be elected at the Annual Meeting to serve until the next Annual Meeting of Shareholders and the due election and qualification of their successors. The proxies will be voted, unless otherwise specified, in favor of the election as directors of the four persons hereinafter named. Should any of the nominees not be available for election, the proxies will be voted for a substitute nominee designated by the Board. It is not expected that any of the nominees will be unavailable. All of the four nominees are now members of the Board, with terms expiring as of the date of this Annual Meeting.

     Background information with respect to the four incumbent director nominees appears below. See "Security Ownership of Certain Beneficial Owners and Management" for information regarding such persons' holdings of Common Stock.


                                                                        Director
Nominee               Principal Occupation                      Age      Since
-------               --------------------                      ---      -----

David Mintz           Chairman of the Board of Directors         66       1981
                      and Chief Executive Officer
Bernard Koster        Counsel, Litwin and Holsinger              63       1993
Reuben Rapoport       Director of Product Development            68       1983
                      and Director
Franklyn Snitow       Partner, Snitow & Pauley                   51       1987


     David Mintz, the founder of the Company, has been Chairman of the Board and Chief Executive Officer of the Company and its predecessor since August 1981.

     Bernard Koster has been counsel to the New Jersey law firm of Litwin and Holsinger since January 1993. Since February 1990, Mr. Koster has been self-employed as a business consultant.

     Reuben Rapoport has been the Director of Product Development of the Company since January 1984.

     Franklyn Snitow has been a partner in the New York law firm of Snitow & Pauley, the Company's general counsel, since 1985.

     All directors of the Company hold office until the next Annual Meeting of Shareholders and until their successors have been elected and qualified. Officers serve at the discretion of the Board of Directors. There are no family relationships between any directors and executive officers of the Company. All of the executive officers devote their full time to the operations of the Company.

     The Board recommends that the shareholders vote FOR the election of each nominee for Director named above.

Board of Directors

     The business and affairs of the Company are managed under the direction of the Board of Directors, composed of two non-employee directors and two employee directors as of the date of this Proxy Statement. The Board of Directors establishes the overall policies and standards for the Company and reviews the performance of management. Members of the Board are kept informed of the Company's operations at meetings of the Board and its Audit Committee and through reports and discussions with management. In addition, members of the Board periodically visit the Company's facilities. Members of management are available at Board meetings and at other times to answer questions and to discuss issues.

     In 1997 the Board of Directors held three meetings, two of which were held by telephone conference. Each director was present for all of the meetings of the Board, and each member of the Audit Committee attended the one meeting of such committee. The Audit Committee is composed of Mr. Koster and Mr. Snitow.

     The duties of the Audit Committee include the recommendation of the appointment of independent public accountants for the Company, review of the scope of audits proposed by the independent public accountants, and consultations with the independent public accountants on matters relating to internal financial controls and procedures.

Share Ownership of Directors and Executive Officers

     The following table sets forth as of April 15, 1998, certain information regarding the Company's Common Stock, $.01 par value, for each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of the Company's Common Stock, for each executive officer named in the Summary Compensation Table, for each of the Company's Directors and for the executive officers and Directors of the Company as a group:


                                       Amount of
Name                             Beneficial Ownership          Percent of Class
----                             --------------------          ----------------
David Mintz.................         3,283,440 (1)                   50.4%
Steven Kass.................           120,000 (2)                    1.8%
Reuben Rapoport.............            45,000 (3)                    *
Franklyn Snitow.............            30,000 (4)                    *

Bernard Koster..............            14,000 (5)                    *
All Executive Officers
and Directors as a group
(5 persons).................         3,492,440 (6)                   53.4%
_______________

     The address of all individuals except Messrs. Koster and Snitow is c/o Tofutti Brands Inc., 50 Jackson Drive, Cranford, New Jersey 07016. The address of Mr. Snitow is 345 Madison Avenue, New York, NY 10017 and the address of Mr. Koster is 2050 Center Ave., Suite 670, Ft. Lee, New Jersey 07024. Each person listed above has sole voting and/or investment power of the shares attributed to him.

*    Less than 1%.

(1) Includes 133,000 shares issuable upon the exercise of currently exercisable stock options.

(2)  Issuable upon the exercise of currently exercisable stock options.

(3) Includes 25,000 shares issuable upon the exercise of currently exercisable stock options.

(4) Includes 10,000 shares issuable upon the exercise of currently exercisable stock options.

(5) Includes 10,000 shares issuable upon the exercise of currently exercisable stock options.

(6) Includes 298,000 shares issuable upon the exercise of currently exercisable stock options.

Director and Executive Officer Securities Reports

     Compliance with Section 16(a) of The Exchange Act. Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than ten percent of its Common Stock, to file initial statements of beneficial ownership (Form 3), and statements of changes in beneficial ownership (Forms 4 or 5), of Common Stock and other equity securities of the Company with the Securities and Exchange Commission (the "SEC") and the American Stock Exchange. Officers, directors and greater than ten-percent stockholders are required by SEC regulation to furnish the Company with copies of all such forms they file.

     To the Company's knowledge, based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no additional forms were required for those persons, the Company believes that during fiscal 1997 all persons subject to these reporting requirements filed the required reports on a timely basis except: (i) David Mintz, Chairman of the Board and President, did not timely file a report on Form 4 for (a) a February 28, 1997 grant of 400,000 options and a July 31, 1997 grant of 80,000 options under the Company's 1993 Amended Stock Option Plan (the "Plan"), (b) the September 22, 1997 exercise of 75,000 options granted under Plan, and (c) the subsequent sale of 40,000 shares so acquired on September 22, 1997 (4,400 shares for $2.5625 per share, 4,000 shares for $2.375 per share, 13,000 shares for $2.625 per share and 5,600 shares for $2.25 per share) and September 24, 1997 (2,500 shares for $2.375 per share, 2,000 shares for $2.0625 per share, 5,500 shares for $2.4375 per share and 3,000 shares for $2.25 per share); (ii) Bernard Koster, a director of the Company, did not timely file a report on Form 4 for (a) a February 28, 1997 grant of 30,000 options and a July 31, 1997 grant of 10,000 options under the Plan, (b) the September 22, 1997 exercise of 16,000 options granted under the Plan, and (c) the subsequent sale of 12,000 shares so acquired on September 29, 1997 (2,500 shares for $2.4375 per share, 1,500 shares for $2.25 per share and 2,000 shares for $2.0625 per share), September 30, 1997 (400 shares for $2.0625 per share and 1,600 shares for $2.00 per share) and October 1, 1997 (2,000 shares for $2.125 per share and 2,000 shares for $2.00 per share); (iii) Reuben Rapoport, a director of the Company, did not timely file a report on Form 4 for a February 28, 1997 grant of 75,000 options and a July 31, 1997 grant of 20,000 options under the Plan; (iv) Franklyn H. Snitow, a director of the Company, did not timely file a report on Form 4 for (a) a February 28, 1997 grant of 30,000 options and a July 31, 1997 grant of 30,000 options under the Plan, (b) the September 21, 1997 exercise of 30,000 options granted under Plan, and (c) the subsequent sale of 10,000 shares so acquired on September 22, 1997 for $2.4375 per share; and (v) Steven Kass, Chief Financial Officer, Secretary and Treasurer of the Company, did not timely file a report on Form 4 for a February 28, 1997 grant of 360,000 options and a July 31, 1997 grant of 70,000 options under the Company's Plan.

Executive Compensation

     The  following   table  sets  forth   information   concerning   the  total
compensation during the last three fiscal years for the Company's executive officers whose total salary in fiscal 1997 totaled $100,000 or more:

                           SUMMARY COMPENSATION TABLE

                                                     Annual                Long-Term
                                                  Compensation           Compensation
                                                  ------------           ------------
                                                                     Securities Underlying
Name and Principal Position         Year           Salary ($)             Options (#)
---------------------------         ----           ----------             -----------
David Mintz                         1997           $180,000(1)             480,000
Chief Executive Officer             1996            155,000(2)                  --
  and Chairman of the Board         1995            125,000                     --

Steven Kass                         1997            117,500(1)             430,000
Chief Financial Officer             1996            100,000(2)                  --
  Secretary and Treasurer           1995              --   (3)                  --
---------------

(1) Includes bonuses of $30,000 and $20,000 for Messrs. Mintz and Kass, respectively, accrued at year-end and payable April 1, 1998.

(2) Includes bonuses of $30,000 and $15,000 for Messrs. Mintz and Kass, respectively, accrued at year-end and payable April 1, 1997.

(3)  Less than $100,000.

     The aggregate value of all other perquisites and other personal benefits furnished in each of the last three years to each of these executive officers was less than 10% of each officer's salary for such year. There are currently no employment agreements between the Company and any of its officers. Neither Mr. Snitow nor Mr. Koster has received any cash remuneration from the Company for his service as a Director in the last three years.

Stock Options

     The  following  table  provides  information   concerning  the  grants  and
exercising of stock options during the Company's last fiscal year to each of the officers named above in the Summary Compensation Table.


                       OPTIONS GRANTED IN LAST FISCAL YEAR
                       -----------------------------------

                                 Number of            Percent of
                                  Shares           Total Options
                                 Underlying           Granted to
                                  Options            Employees in
Name                             Granted (#)          Fiscal Year      Exercise Price ($/SH)         Expiration Date
----                             -----------          -----------      ---------------------         ---------------

David Mintz,                       400,000(1)            32.8%                $ .756                    2/28/02
Chief Executive Officer             80,000(2)             6.6                  1.031                    7/31/02
  and Chairman of the
  Board

Steven Kass,                       360,000(1)            29.5                   .6875                   2/28/02
  Chief Financial Officer,          70,000(2)             5.7                   .9375                   7/31/02
  Secretary and Treasurer

----------------------

(1) One-third of the shares subject to this option becomes exercisable on each of January 1, 1998, January 1, 1999 and January 1, 2000.

(2) One-half of the shares subject to this option becomes exercisable on each of August 1, 1998 and August 1, 1999.

     The following table provides information concerning stock options held in 1997 by each of the executive officers named above in the Summary Compensation Table.

                       AGGREGATED OPTION EXERCISES IN LAST
                  FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
                  ---------------------------------------------

                                                                            Number of Shares               Value of Unexercised
                                   Shares                               Underlying Unexercised          in the Money Options at
                                 Acquired on             Value           Options at FY-End (#)                  FY-End ($)
Name                             Exercise (#)        Realized ($)      Exercisable/Unexercisable        Exercisable/Unexercisable
----                             ------------        ------------      -------------------------        -------------------------
David Mintz,                       75,000             $70,312(1)              480,000 (U)                    $395,120(U)(1)
Chief Executive Officer
  and Chairman of the
  Board

Steven Kass,                         --                   --                   430,000(U)                     385,625(U)(1)
  Chief Financial Officer,
  Secretary and Treasurer

-----------------------
(E)  Exercisable options
(U)  Unexercisable options
(1)  Calculated by subtracting option exercise price from year-end market price.


Certain Transactions

     Franklyn Snitow, a director of the Company, is a member of the law firm of Snitow & Pauley, which firm provided limited legal services on behalf of the Company in 1997.

     On October 17, 1994, the Company's Board of Directors adopted a resolution wherein the Company was authorized to purchase a $1,000,000 split dollar insurance plan on the life of a member of David Mintz's family. Mr. Mintz is Chairman and Chief Executive Officer of the Company. The purpose of this transaction is to provide the Mintz estate with funds sufficient to pay any estate taxes levied upon the transfer of Mr. Mintz's Tofutti stock, which would have otherwise necessitated a sale of the stock. The sale of such stock might have a negative effect of significantly decreasing the market price of the stock to the detriment of other shareholders. Upon the death of the family member, the Company is to receive a complete refund of all its premiums paid plus interest at 4%.

                                    ITEM 2.

PROPOSAL TO AMEND THE 1993 STOCK OPTION PLAN

     The Board of Directors of the Company has unanimously adopted, subject to shareholder approval, an amendment to the Company's 1993 Stock Option Plan (the "1993 Plan") to increase by

1,500,000 shares the number shares of Common Stock available for the grant of options under the 1993 Plan. The 1993 Plan, as amended in 1996, was adopted by the Company's Board of Directors and approved by its shareholders. The 1993 Plan has proven to be a valuable tool in retaining key employees. The Board believes that such authority, in view of the need to continue to hire additional qualified employees, should be expanded to increase the number of options which may be granted under the 1993 Plan. The Board believes that such authority (i) will provide the Company with significant means to attract and retain talented personnel, (ii) will result in saving cash, which otherwise would be required to pay higher salaries in order to maintain current key employees and adequately reward key personnel, and (iii) consequently will prove beneficial to the Company's ability to be competitive.

     It is therefore proposed that at the Annual Meeting the shareholders adopt the following resolution:

          RESOLVED: That the Company's 1993 Stock Option Plan be amended to increase the number of shares available for the grant of options by 1,500,000 shares of Common Stock.

     The Board recommends a vote FOR the resolution.

Stock Option Plan

     The 1993 Plan provides for the granting to key employees of incentive stock options ("Incentive Stock Options"), within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and for the granting of nonstatutory options to directors, key employees and consultants. The 1993 Plan is currently administered by the Board of Directors, which determines the terms and conditions of the options granted under the 1993 Plan, including the exercise price, number of shares subject to the option and the exercisability thereof. A total of 1,400,000 shares have been reserved for issuance under the 1993 Plan. At April 15, 1998 1,220,000 shares were subject to outstanding options and no shares remained available for future grant.

     The exercise price of all Incentive Stock Options granted under the 1993 Plan must be at least equal to the fair market value of the Common Stock of the Company on the date of grant. If an incentive stock option is granted to an individual who owns shares having more than 10% of the combined voting power of all classes of shares of the Company, the option price must be at least 110% of the fair market value of the shares subject to the option on the date of grant and the option granted under the 1993 Plan must be at least 75% of the fair market value of the Company's Common Stock on the date of grant. To date, no options have been granted at exercise prices less than fair market value on the date of grant as determined by the Compensation Committee. The terms of options granted under the 1993 Plan may not exceed 10 years. Shares subject to options under the 1993 Plan may be purchased for cash or, with the consent of the Compensation Committee, in exchange for shares of the Company's Common Stock or by a promissory note. The 1993 Plan may be amended, suspended or terminated by the Board, but no such action may impair rights under a previously granted option. No options may be granted under the 1993 Plan after March 23, 2003.

     Options are not transferable by the optionee otherwise than by will or the laws of descent and distribution and during the optionee's lifetime will be exercisable only by him or her. Options terminate before their expiration dates one year after the optionee's death while in the employ of the Company, three months after the optionee's retirement for reasons of age or disability or involuntary termination of employment other than for cause, and immediately upon voluntary termination of employment or involuntary termination of employment for cause.

     The Board may, in its discretion, modify, revise or terminate the 1993 Plan at any time, but the aggregate number of shares issuable pursuant to options may not be increased (except in the event of certain changes in the Company's capital structure), the eligibility provisions and minimum option price may not be changed, and the permissible maximum term of options may not be increased, without the consent of the Company's shareholders.

     The 1993 Plan also contains provisions protecting optionees against dilution of the value of their options in the case of stock splits, stock dividends or other changes in the capital structure of the Company, in the event of any proposed reorganization or merger involving the Company or in the event of any spin-off or distribution of assets of the Company to shareholders.

Income Tax Consequences

     Certain of the Federal income tax consequences applicable to the 1993 Plan are set forth below. The discussion is intended to be general in scope and does not consider, among other things, certain special rules which are applicable to optionees who are subject to Section 16(b) of the Securities Exchange Act of 1933.

     With respect to incentive stock options granted under the 1993 Plan: When an optionee exercises an incentive stock option while employed by the Company or within the permitted periods after termination of employment, no ordinary income will be recognized by the optionee at that time but the excess of the fair market value of shares acquired by such exercise over the option price will be an item of tax preference for purposes of the Federal alternative minimum tax applicable to individuals. If the shares acquired upon exercise are not disposed of until more than one year after the date of acquisition, the excess of the sale proceeds over the aggregate option price of such shares will be long-term capital gain to the optionee, and the Company will not be entitled to a tax deduction under such circumstances. If shares are disposed of prior to such date (a "disqualifying disposition"), the excess of the fair market value of such shares at the time of exercise over the aggregate option price (but generally not more than the amount of gain realized on the disposition) will be ordinary income to the optionee at the time of such disqualifying disposition. The Company generally will be entitled to a Federal income tax deduction in an amount equal to the amount of ordinary income so recognized.

     With respect to non-qualified options granted under the 1993 Plan: When an optionee exercises an option, the difference between the option price and any higher fair market value of the shares on the date of exercise will be ordinary income to the optionee and generally will be allowed as a deduction for Federal income tax purposes to the Company. When an optionee disposes of shares acquired by the exercise of the option, any amount received in excess of the fair market value of the shares on the date of exercise will be treated as long-term or short-term capital gain to the optionee, depending upon the holding period of the shares. If the amount received is less than the market value of the shares on the date of exercise, the loss will be treated as long-term or short-term capital loss, depending upon the holding period of the shares.


                                     ITEM 3.

APPOINTMENT OF AUDITORS

     The following resolution will be offered by the Board of Directors at the Annual Meeting.

     RESOLVED: That the appointment of KPMG Peat Marwick LLP by the Board of Directors of the Company to conduct the annual audit of the financial statements of Tofutti Brands Inc. for the year ending December 26, 1998 is ratified, confirmed and approved.

     The Board of Directors recommends a vote FOR the foregoing proposal for the following reasons:

     The Board of Directors of the Company first appointed KPMG Peat Marwick LLP ("KPMG"), independent public accountants, as its auditors in 1985 and has reappointed the firm as auditors since such time. As a result of KPMG's knowledge of the Company's operations and reputation in the auditing field, the Board of Directors is convinced that the firm has the necessary personnel, professional qualifications and independence to act as the Company's auditors. The Board has again selected KPMG as the Company's auditors for the year 1998 and recommends that the shareholders ratify and approve the selection.

     In the event this resolution does not receive the necessary vote for adoption, or if for any reason KPMG ceases to act as auditors for the Company, the Board of Directors of the Company will appoint other independent public accountants as auditors.

     Representatives of KPMG will attend the Annual Meeting. They will be available to respond to appropriate questions from shareholders at the meeting.

OTHER MATTERS

     The Board of Directors does not intend to bring any matters before the Annual Meeting other than those specifically set forth in the Notice of the Annual Meeting and knows of no matters to be brought before the Annual Meeting by others. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with the judgment of the Board of Directors.

     Financial statements for the Company are included in its Annual Report to Shareholders for the year 1997 which were expected to be mailed to the shareholders beginning May 1, 1998.

     A COPY OF THE COMPANY'S 1997 ANNUAL REPORT ON FORM 10-KSB FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS AVAILABLE WITHOUT CHARGE TO THOSE SHAREHOLDERS WHO WOULD LIKE MORE DETAILED INFORMATION CONCERNING THE COMPANY. TO OBTAIN A COPY, PLEASE WRITE TO: STEVEN KASS, SECRETARY, TOFUTTI BRANDS INC., 50 JACKSON DRIVE, CRANFORD, NEW JERSEY 07016.

                                            By Order of the Board of Directors,

                                            /s/StevenKass
                                            Steven Kass
                                            Secretary

Dated: April 30, 1998

                                                                      APPENDIX A

                               TOFUTTI BRANDS INC.
                                50 Jackson Drive
                           Cranford, New Jersey 07016


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby appoints David Mintz and Steven Kass, or either of them, attorneys or attorney of the undersigned, for and in the names(s) of the undersigned, with power of substitution and revocation in each to vote any and all shares of Common Stock, par value $.01 per share, of Tofutti Brands Inc. (the "Company"), which the undersigned would be entitled to vote as fully as the undersigned could if personally present at the Annual Meeting of Shareholders of the Company to be held on May 29, 1998 at 10:00 a.m. at the Holiday Inn Select, 36 Valley Road, Clark, New Jersey, and at any adjournment or adjournments thereof, hereby revoking any prior proxies to vote said stock, upon the following items of business more fully described in the notice of and proxy statement for such Annual Meeting (receipt of which is hereby acknowledged):


                            (CONTINUED ON OTHER SIDE)

          (1)  The election of four Directors.


          [ ] FOR all nominees listed at right (except as marked to contrary)


          [ ] WITHHOLD AUTHORITY to vote for all nominees listed at right


                DAVID MINTZ, BERNARD KOSTER, REUBEN RAPOPORT, FRANKLYN SNITOW


          INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name at right.


          (2) To approve an amendment to the Company's 1993 Stock Option Plan providing for an increase of 1,5000,000 shares of Common Stock available for the grant of options.

                [ ]  FOR                [ ]  AGAINST           [ ]  ABSTAIN

          (3) To ratify the appointment of KPMG Peat Marwick LLP to examine the Company's accounts for 1998.

                [ ]  FOR               [ ]  AGAINST             [ ]  ABSTAIN


          (4) To transact such other business as may properly come before the meeting, or any adjournment thereof.


     THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE. UNLESS OTHERWISE INDICATED, THIS PROXY WILL BE VOTED FOR (i) ELECTION OF THE FOUR NOMINEES NAMED IN ITEM 1;
(ii)APPROVAL OF AN AMENDMENT TO THE COMPANY'S 1993 STOCK OPTION PLAN PROVIDING FOR AN INCREASE OF 1,5000,000 SHARES OF COMMON STOCK AVAILABLE FOR THE GRANT OF OPTIONS AND (iii) THE RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR 1998.


                                        Dated______________________________1998


                                             ------------------------------
                                                       Signature(s)


                                             ------------------------------
                                             Signatures, if held jointly

                                    (Please sign exactly as name(s) appear(s) hereon. When signing as attorney, executor, administrator, trustee, guardian, or as an officer signing for a corporation, please give full title under signature.)